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                                                                   Exhibit 10.10

                                 AMENDMENT No. 6

                                       to

                     THE AMETEK RETIREMENT AND SAVINGS PLAN



         WHEREAS, there was adopted and made effective as of October 1, 1984, The AMETEK Retirement and Savings Plan (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1997; and

         WHEREAS, Section 10.1 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time, and from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Section 7.1(a) of the Plan is amended by adding a new subsection
(vii) to the end thereof to read in its entirety as follows:

              "(vii) For all loans made on or after January 1, 1999, a loan maintenance fee, in an amount determined by the Committee, will be charged to each Participant and will be deducted from such Participant's Accounts for each Plan Year during which such loan is outstanding."

         SECOND: The provisions of this Amendment No. 6 shall be effective as of January 1, 1999.
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         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed, in its corporate name, by its duly authorized officer on this 22nd day of December, 1998.


                                            AMETEK, Inc.

                                            By: /s/ Donna F. Winquist
                                                 --------------------
                                                 Donna F. Winquist
                                                 Vice President, Corporate
                                                 Counsel and Corporate
                                                 Secretary

Attest:


 /s/ Kathryn E. Londra
-------------------------------
Kathryn E. Londra
Manager, Corporate Services and
Assistant Corporate Secretary